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                                                                 EXHIBIT 10.9(f)




                                      NOTE

$30,000,000                                                    February 12, 1998

     FOR VALUE RECEIVED, the undersigned CINEMARK USA, INC. (the "Company") promises to pay to the order of FLEET BANK, N.A. (the "Bank") on the Maturity Date the principal amount of $30,000,000 or, if less, the unpaid principal amount of Loans owing to the Bank pursuant to that certain Second Amended and Restated Credit Agreement dated as of February 12, 1998, among the Company, the Banks which are from time to time parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent (in such capacity, the "Administrative Agent"), NationsBank of Texas, N.A. as syndication agent, and BankBoston, N.A., The Bank of Nova Scotia, CIBC Inc. and Fleet Bank, as Co-Agents (as amended, restated, extended or otherwise modified from time to time, the "Credit Agreement").

     The Company also promises to pay interest on the unpaid principal amount hereof until maturity (whether by acceleration or otherwise), and also to pay interest after maturity on amounts not paid when due and until paid in full, at the rates per annum and on the dates specified in the Credit Agreement.

     This Note is one of the Notes referred to in the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Company is permitted and required to make prepayments and repayments of principal of the Loans evidenced by this Note and on which such Loans may be declared to be immediately due and payable.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Bank of America National Trust and Savings Association, ABA No. 121-000-358, for credit to: BANCONTROL Account No. 12332-14226, Reference:
Cinemark USA, Inc., or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

     The principal amount, interest periods, the interest rates applicable, maturity and each payment of interest and principal of the Loans shall be recorded and endorsed on the grid attached to this Note; provided, however, that the failure by the Bank to make any such recordation or endorsement shall not limit or otherwise affect the obligations of the Company hereunder or under the Credit Agreement, nor the validity of any payment made by the Company. In any event, the Bank's records shall be conclusive evidence, absent manifest error, of any Loan, interest periods, rates of interests, maturities and payments thereunder.

     This Note is one of the notes described in the Credit Agreement and the Bank, or any holder hereof, is entitled to all the rights, including acceleration rights, remedies, security, benefits and privileges provided for in the Credit Agreement. Terms not defined herein have the meanings assigned to them in the Credit Agreement. This Note amends and restates the prior notes given





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                                FLEET BANK, N.A.
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by the Company to any Bank party to the Existing Credit Agreement.  All amounts evidenced thereby are deemed evidenced hereby.

     The Company hereby promises to pay all out-of-pocket expenses and reasonable attorneys' fees (including any allocated fees and costs of in-house legal staff) incurred in the collection or enforcement of this Note.

     The Company hereby waives notice of default, presentment, demand for payment, protest and any notice of nonpayment or dishonor.

     THIS NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year first above written.

                                       CINEMARK USA, INC.

                                       By    /s/ JEFFREY J. STEDMAN
                                         ------------------------------------

                                       Name   Jeffrey J. Stedman
                                           ----------------------------------

                                       Title    Senior Vice President
                                            ---------------------------------




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                                FLEET BANK, N.A.
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                  LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST

             TYPE                                                     AMOUNT OF         AMOUNT OF
              OF          PRINCIPAL        RATE OF         DATE       PRINCIPAL         INTEREST          DATE OF
   DATE      LOAN          AMOUNT          INTEREST        DUE         REPAID             PAID           REPAYMENT
========================================================================================================================






========================================================================================================================




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                                FLEET BANK, N.A.